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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-3 (File No.'s 333-48492, 333-54562 & 333-95311) and Form S-8 (File No.'s 333-16299, 333-49939 &
333-49965).



                                                VIRCHOW, KRAUSE & COMPANY, LLP


Minneapolis, Minnesota
March 28, 2001